SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   January 27, 1999


                            HSBC AMERICAS, INC.
            (Exact name of registrant as specified in charter)


DELAWARE                      I-2940         22-1093160
(State or other juris-        (Commission    (IRS Employer
diction of incorporation)     File Number)   Identification No.)


ONE MARINE MIDLAND CENTER, BUFFALO, NEW YORK 14203
(Address of principal executive offices)

Registrant's telephone number, including area code:  (716) 841-2424


                              Not Applicable
                      (Former name or former address,
                         if changed since report)




                                                                          2.


Item 5.  Other Events

  This report is being filed for the purpose of amending the Registrant's registration statement on Form S-3 (No. 333-53647) filed with the Securities and Exchange Commission on May 27, 1998, pursuant to which debt securities and preferred stock may be offered and sold from time to time, to include the Exhibits set out in Item 7.

Item 7.  Financial Statements Pro Forma Financial Information and Exhibits

  (C) Exhibit

      12. HSBC Americas, Inc. and Subsidiaries Consolidated Ratio of Earnings to Fixed Charges (Excluding Interest on Deposits);

          HSBC Americas, Inc. and Subsidiaries Consolidated Ratio of Earnings to Fixed Charges (Including Interest on Deposits);

          HSBC Americas, Inc. and Subsidiaries Consolidated Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements (Excluding Interest on Deposits);

          HSBC Americas, Inc. and Subsidiaries Consolidated Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements (Including Interest on Deposits);

          Statement regarding the computation of the Ratio of Earnings to Fixed Charges and Ratios of Earnings to combined Fixed Charges and Preferred Stock Dividend Requirements.


                                                                             3.


                      HSBC  AMERICAS,  INC.  AND  SUBSIDIARIES
                CONSOLIDATED  RATIO  OF  EARNINGS  TO   FIXED  CHARGES
                        (Excluding  Interest  on  Deposits)
                          (In  Millions,  Except  Ratios)

                             Nine Months
                          Ended Sept 30,  (a)      Years Ended December 31,
                          ----------------   -----------------------------------
                             1998    1997      1997   1996  1995     1994  1993
                            ------  ------    ------ ------ -----    ----- -----
Income(Loss)Before
 Cumulative Effect of
 Change in Accounting
 Principle                $   368 $   351    $  471 $  380 $ 284    $ (37)$(230)
Applicable Income Tax
 Expense                      193     150       193    171    52      126    22
Less Undistributed Equity
 Earnings  (b)                  2       1         2      2     0 (c)    4     4
Fixed Charges :
 Interest On :
    Borrowed Funds            159     135       197    121    81       81    83
    Long-Term Debt             73      82       112     48    50       86   116
One Third of Rents, Net of
 Income from Subleases(d)      11      11        14     12    12       11    14
                            ------  ------    ------ ------ -----    ----- -----
Total Fixed Charges           243     228       323    181   143      178   213

Earnings Before Taxes
 Based on Income and
 Fixed Charges            $   802 $   728    $  985 $  730 $ 479    $ 263 $   1
                            ======  ======    ====== ====== =====    ===== =====
Consolidated Ratio of
 Earnings to
 Fixed Charges               3.30    3.19      3.05   4.03  3.35     1.48  0.00
                            ======  ======    ====== ====== =====    ===== =====


                     HSBC  AMERICAS,  INC.  AND  SUBSIDIARIES
               CONSOLIDATED  RATIO  OF  EARNINGS  TO   FIXED  CHARGES
                        (Including  Interest  on  Deposits)
                          (In  Millions,  Except  Ratios)

                             Nine Months
                          Ended Sept 30,  (a)     Years  Ended  December  31,
                          ----------------   -----------------------------------
                             1998    1997      1997   1996  1995     1994  1993
                            ------  ------    ------ ------ -----    ----- -----
Total Fixed Charges
 (as above)               $   243 $   228    $  323 $  181 $ 143    $ 178 $ 213
Add : Interest on Deposits    649     495       679    481   465      308   290
                            ------  ------    ------ ------ -----    ----- -----
Total Fixed Charges and
 Interest on Deposits     $   892 $   723    $1,002 $  662 $ 608    $ 486 $ 503
                            ======  ======    ====== ====== =====    ===== =====
Earnings Before Taxes
 Based on Income and Fixed
 Charges (as above)       $   802 $   728    $  985 $  730 $ 479    $ 263 $   1
Add : Interest on Deposits    649     495       679    481   465      308   290
                            ------  ------    ------ ------ -----    ----- -----
Total                     $ 1,451 $ 1,223    $1,664 $1,211 $ 944    $ 571 $ 291
                            ======  ======    ====== ====== =====    ===== =====
Consolidated Ratio of
 Earnings to
 Fixed Charges               1.63    1.69      1.66   1.83  1.55     1.17  0.58
                            ======  ======    ====== ====== =====    ===== =====
(a) Unaudited
(b) Undistributed equity earnings of less than fifty percent owned companies.
(c) Less than $500,000.
(d) The portion deemed representative of the interest factor.
  * The amount by which earnings for the year ended December 31, 1993 were insufficient to cover fixed charges were $212 million (excluding and including interest on deposits).



                                                                             4.


                    HSBC  AMERICAS,  INC.  AND  SUBSIDIARIES
          CONSOLIDATED  RATIO  OF  EARNINGS  TO  COMBINED  FIXED  CHARGES
                  AND  PREFERRED  STOCK  DIVIDEND  REQUIREMENTS
                       (Excluding  Interest  on  Deposits)

                              Nine Months
                           Ended Sept 30,  (a)   Years  Ended  December  31,
                          ----------------   ----------------------------------
                             1998    1997      1997   1996  1995     1994  1993
                            ------  ------    ------ ------ -----    ----- ----
Income(Loss)Before
 Cumulative Effect of
 Change in Accounting
 Principle                $   368 $   351    $  471 $  380 $ 284    $ (37)$(230)
Applicable Income Tax
 Expense                      193     150       193    171    52      126    22
Less Undistributed Equity
 Earnings  (b)                  2       1         2      2     0 (c)    4     4
Fixed Charges :
 Interest On :
    Borrowed Funds            159     135       197    121    81       81    83
    Long-Term Debt             73      82       112     48    50       86   116
One Third of Rents, Net of
 Income from Subleases(d)      11      11        14     12    12       11    14
                            ------  ------    ------ ------ -----    ----- -----
Total Fixed Charges           243     228       323    181   143      178   213

Earnings Before Taxes
 Based on Income and
 Fixed Charges            $   802 $   728    $  985 $  730 $ 479    $ 263 $   1
                            ======  ======    ====== ====== =====    ===== =====

Total Fixed Charges       $   243 $   228    $  323 $  181 $ 143    $ 178 $ 213
Preferred Stock Dividends       0       1         1      6     6        6     6
 Ratio of Pretax Income
  (Loss) to Income (Loss)
  After Applicable Income
  Tax Expense                1.52    1.43      1.41   1.45  1.18     (e)   (e)
                            ------  ------    ------ ------ -----    ----- -----
Total Preferred Stock
 Dividend Factor                0       2         2      9     7        6     6
Fixed Charges, Including
 Preferred Stock Dividend
 Factor                   $   243 $   230    $  325 $  190 $ 150    $ 184 $ 219
                            ======  ======    ====== ====== =====    ===== =====
Consolidated Ratio of
 Earnings to Combined Fixed
 Charges and Dividends
 on Preferred Stock          3.30    3.17      3.03   3.84  3.19     1.43  0.00
                            ======  ======    ====== ====== =====    ===== =====


                    HSBC  AMERICAS,  INC.  AND  SUBSIDIARIES
           CONSOLIDATED  RATIO  OF  EARNINGS  TO  COMBINED  FIXED  CHARGES
                 AND  PREFERRED  STOCK  DIVIDEND  REQUIREMENTS
                       (Including  Interest  on  Deposits)
                         (In  Millions,  Except  Ratios)

                               Nine Months
                            Ended Sept 30,  (a)   Years  Ended  December  31,
                          ----------------   -----------------------------------
                             1998    1997      1997   1996  1995     1994  1993
                            ------  ------    ------ ------ -----    ----- -----
Total Fixed Charges, Including
 Preferred Stock Dividend
 Factor (as above)        $   243 $   230    $  325 $  190 $ 150    $ 184 $ 219
Add : Interest on Deposits    649     495       679    481   465      308   290
                            ------  ------    ------ ------ -----    ----- -----
Fixed Charges, Including
 Preferred Stock Dividend
 Factor and Interest on
 Deposits                 $   892 $   725    $1,004 $  671 $ 615    $ 492 $ 509
                            ======  ======    ====== ====== =====    ===== =====
Earnings Before Taxes
 Based on Income and Fixed
 Charges (as above)       $   802 $   728    $  985 $  730 $ 479    $ 263 $   1
Add : Interest on Deposits    649     495       679    481   465      308   290
                            ------  ------    ------ ------ -----    ----- -----
Total                     $ 1,451 $ 1,223    $1,664 $1,211 $ 944    $ 571 $ 291
                            ======  ======    ====== ====== =====    ===== =====
Consolidated Ratio of
 Earnings to Combined
 Fixed Charges and Dividends
 on Preferred Stock          1.63    1.69      1.66   1.80  1.53     1.16  0.57
                            ======  ======    ====== ====== =====    ===== =====
(a) Unaudited
(b) Undistributed equity earnings of less than fifty percent owned companies.
(c) Less than $500,000.
(d) The portion deemed representative of the interest factor.
(e) Ratio is less than one, therefore actual preferred stock dividend amount used.
  * The amount by which earnings for the year ended December 31, 1993 were insufficient to cover combined fixed charges and dividends on preferred stock were $218 million (excluding and including interest on deposits).


                                                                         5.


For purposes of computing both the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividend requirements, earnings represent net income (loss) before the cumulative effect of change in accounting principle plus applicable income taxes and fixed charges. Fixed charges, excluding interest on deposits, include interest expense (other than on deposits) and the proportion deemed representative of the interest factor of rent expense, net of income from subleases. Fixed charges, including interest on deposits, include all interest expense and the proportion deemed representative of the interest factor of rent expense, net of income from subleases. Pretax earnings required for preferred stock dividends were computed using tax rates for the applicable year. No tax adjustments were made in loss years.



                                                                       6.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     HSBC AMERICAS, INC.

                                     (REGISTRANT)



                                     /s/ Gerald A. Ronning

                                     NAME:   GERALD A. RONNING
                                     TITLE:  EXECUTIVE VICE PRESIDENT &
                                             CONTROLLER




Date:  January 27, 1999